UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Panther Small Cap Fund
Ticker Symbol: PCGSX

ANNUAL REPORT
November 30, 2015

Panther Small Cap Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Supplemental Information	18
Expense Example	20

This report and the financial statements contained herein are provided for the general information of the shareholders of the Panther Small Cap Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.pantherfunds.com

PANTHER SMALL CAP FUND ANNUAL LETTER TO SHAREHOLDERS

The Panther Small Cap Fund underperformed its benchmark by 84 basis points during its first fiscal year ended on November 30, 2015.   The Fund returned -0.20% for the year period while the Russell 2000 Index returned 0.64%.

The greatest contributors to our returns during the period were Builders First Source, Cash America International, LGI Homes, Post Holdings and Dycom Industries.  The greatest detractors to performance were Exact Sciences Corporation, FireEye, Ambarella and Celadon Group.  The top sectors that contributed to the Fund’s return during the period were Financials, Consumer Staples and Industrials while the greatest detractors were Consumer Discretionary and Technology.

Earlier in the year the Fund experienced solid returns when our process of uncovering unique stocks that were misunderstood by Mr. Market began to be discovered and appreciated.  However, in August the slowing global economy began to drag on stocks and small cap stocks declined 11.92% during the third quarter of 2015.   This correction was the first the market has experienced since the summer of 2011, marking the third longest period in history the US market had gone without a correction.   While markets recovered slightly in October and November, we ended the period essentially flat.

Late summer saw many transport stocks begin to decline in price, perhaps an early indicator that our nation’s industrial sector was starting to slow.  By the end of November it was pretty apparent that the Industrial recession had begun.  In addition, the continued slide in commodity prices, most specifically oil prices, started to take its toll on stocks in general.

We view the market’s pullback as an opportunity to initiate new positions and where possible add to existing positions in areas which have become more attractive after the general decline in stock prices.  We believe a market decline has been on the horizon for some time (we just didn’t know when it would occur) but we welcome the market’s volatility as it may provide us the chance to pick up solid companies at discounted prices.  Of course, prolonged market declines are always painful, but we feel they must be viewed as a welcome opportunity to purchase solid stocks at great prices, and we remain confident that our actions during these periods will ultimately contribute significantly to our long term results.

No one knows when the recent volatility in markets will subside, but we remain confident in our sound investment philosophy.  We believe in our ability to uncover great long-term investments that have the potential to ultimately provide attractive long-term returns.  We will continue to look for companies with great management teams that allocate capital in the most efficient manner possible in order to help optimize shareholders returns over the long term.  Similarly, we will continue to look for companies with sustainable competitive advantages, pricing power and that generate robust free cash flow.

www.pantherfunds.com

We never forget the trust you placed in to manage your small cap allocations. It is highly appreciated and you may be sure we will continue to endeavor to be worthy of such trust on a daily basis.  We are thankful our investors understand our investment philosophy and the process we undertake to ensure that while short term results may lag at times, they are simply the cost of seeking solid long term results.

Please don’t hesitate to reach out to us should you have any questions or thoughts at all.

The views in this letter were as of November 30, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter.  These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risks
There can be no guarantee that any strategy (risk management or otherwise) will be successful.  All investing involves risk, including potential loss of principal.  The Fund may experience negative performance.

Equity:  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.  The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small cap: Small-capitalization funds typically carry additional risks since small companies generally have a higher risk of failure.  Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

Russell 2000 Index
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

It is not possible to invest directly in an index

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the most recent month-end please call 855-822-2100.

www.pantherfunds.com

Panther Small Cap Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Shares, made at its inception, with a similar investment in the Russell 2000 Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2015	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Panther Small Cap Fund	-8.86%	-0.20%	12/31/14
Russell 2000 Index	-3.21%	0.64%	12/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 822-2100.

Gross and net expense ratios for the Fund’s shares were 2.00% and 1.38%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.38% of the average daily net assets of the Fund.  This agreement is effective until March 31, 2016, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 60 days of purchase will be charged 2.00% redemption fees.

Panther Small Cap Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS – 94.1%
	CONSUMER DISCRETIONARY – 18.4%
4,000	Beazer Homes USA, Inc.*	$57,360
2,000	ClubCorp Holdings, Inc.	35,900
2,200	CST Brands, Inc.	81,928
5,000	Dixie Group, Inc.*	28,200
2,700	Finish Line, Inc. - Class A	44,793
1,700	iRobot Corp.*	56,253
2,500	KB Home	35,225
3,800	La Quinta Holdings, Inc.*	56,962
1,200	Nu Skin Enterprises, Inc. - Class A	41,844
1,250	Papa John's International, Inc.	71,850
		510,315
	CONSUMER STAPLES – 4.0%
1,000	Cal-Maine Foods, Inc.	54,510
800	Post Holdings, Inc.*	55,616
		110,126
	ENERGY – 4.7%
3,000	Atwood Oceanics, Inc.	47,640
2,000	Patterson-UTI Energy, Inc.	32,440
1,050	RSP Permian, Inc.*	29,799
130	Texas Pacific Land Trust	19,526
		129,405
	FINANCIALS – 19.0%
750	Argo Group International Holdings Ltd.[1]	47,648
5,000	CareTrust REIT, Inc. - REIT	55,800
2,000	Cash America International, Inc.	67,500
3,000	Hilltop Holdings, Inc.*	66,930
2,000	Home BancShares, Inc.	90,240
1,700	Prosperity Bancshares, Inc.	94,197
1,800	Texas Capital Bancshares, Inc.*	106,704
		529,019
	HEALTH CARE – 11.4%
1,600	Air Methods Corp.*	69,920
1,000	Almost Family, Inc.*	42,370
600	Amsurg Corp.*	50,436
1,200	Hill-Rom Holdings, Inc.	61,092
15,000	RadNet, Inc.*	93,000
		316,818
	INDUSTRIALS – 24.9%
1,100	Alamo Group, Inc.	62,898
250	Allegiant Travel Co.	43,782
2,500	Builders FirstSource, Inc.*	33,650

Panther Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
3,500	Celadon Group, Inc.	$48,650
2,000	Covenant Transportation Group, Inc. - Class A*	42,020
600	Dycom Industries, Inc.*	52,428
2,000	Echo Global Logistics, Inc.*	47,200
1,500	Greenbrier Cos., Inc.	50,820
1,000	Hawaiian Holdings, Inc.*	36,200
1,000	Hyster-Yale Materials Handling, Inc. - Class A	57,830
15,000	Neff Corp. - Class A*	124,650
4,000	Primoris Services Corp.	92,320
		692,448
	MATERIALS – 6.1%
2,800	Boise Cascade Co.*	87,640
5,500	Commercial Metals Co.	81,345
		168,985
	TECHNOLOGY – 5.6%
2,000	FireEye, Inc.*	45,760
3,000	Gogo, Inc.*	53,850
2,000	VeriFone Systems, Inc.*	57,360
		156,970
	TOTAL COMMON STOCKS (Cost $2,677,425)	2,614,086

Principal Amount

	SHORT-TERM INVESTMENTS – 6.1%
$168,422	UMB Money Market Fiduciary, 0.01%[2]	168,422

	TOTAL SHORT-TERM INVESTMENTS (Cost $168,422)	168,422

	TOTAL INVESTMENTS –100.2% (Cost $2,845,847)	2,782,508
	Liabilities in Excess of Other Assets – (0.2)%	(4,461)

	TOTAL NET ASSETS –100.0%	$2,778,047

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	24.9%
Financials	19.0%
Consumer Discretionary	18.4%
Health Care	11.4%
Materials	6.1%
Technology	5.6%
Energy	4.7%
Consumer Staples	4.0%
Total Common Stocks	94.1%
Short-Term Investments	6.1%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2015

Assets:
Investments, at value (cost $2,845,847)	$2,782,508
Receivables:
Due from Advisor	15,581
Dividends and interest	1,774
Prepaid expenses	20,323
Prepaid offering costs	2,954
Total assets	2,823,140

Liabilities:
Payables:
Shareholder servicing fees (Note 7)	446
Distribution fees (Note 8)	557
Auditing fees	14,955
Transfer agent fees and expenses	6,714
Fund administration fees	5,787
Fund accounting fees	5,780
Custody fees	1,697
Trustees' fees and expenses	853
Chief Compliance Officer fees	469
Accrued other expenses	7,835
Total liabilities	45,093

Net Assets	$2,778,047

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$3,017,328
Accumulated net realized loss on investments	(175,942)
Net unrealized depreciation on investments	(63,339)
Net Assets	$2,778,047

Number of shares issued and outstanding	278,415
Net asset value per share	$9.98

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
STATEMENT OF OPERATIONS
For the Period December 31, 2014* through November 30, 2015

Investment Income:
Dividends	$16,916
Interest	36
Total investment income	16,952

Expenses:
Fund administration fees	40,956
Offering costs	31,293
Fund accounting fees	29,476
Transfer agent fees and expenses	28,049
Registration fees	24,015
Advisory fees	20,486
Auditing fees	14,955
Legal fees	10,624
Custody fees	10,027
Distribution fees - (Note 8)	6,016
Trustees' fees and expenses	5,975
Miscellaneous	4,514
Shareholder reporting fees	4,322
Shareholder servicing fees (Note 7)	1,916
Insurance fees	1,369
Chief Compliance Officer fees	1,054

Total expenses	235,047
Advisory fees waived	(20,486)
Other expenses absorbed	(181,311)
Net expenses	33,250
Net investment loss	(16,298)

Realized and Unrealized Loss from Investments:
Net realized loss on investments	(175,941)
Net change in unrealized appreciation/depreciation on investments	(63,339)
Net realized and unrealized loss on investments	(239,280)

Net Decrease in Net Assets from Operations	$(255,578)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period December 31, 2014* through November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(16,298)
Net realized loss on investments	(175,941)
Net change in unrealized appreciation/depreciation on investments	(63,339)
Net decrease in net assets resulting from operations	(255,578)

Capital Transactions:
Net proceeds from shares sold	5,154,994
Cost of shares redeemed[1]	(2,121,369)
Net increase in net assets from capital transactions	3,033,625

Total increase in net assets	2,778,047

Net Assets:
Beginning of period	-
End of period	$2,778,047

Capital Share Transactions:
Shares sold	484,919
Shares redeemed	(206,504)
Net increase from capital share transactions	278,415

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $9.

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 31, 2014* through November 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.07)
Net realized and unrealized gain on investments	0.05
Total from investment operations	(0.02)

Redemption fee proceeds[1]	-	[2]

Net asset value, end of period	$9.98

Total return[3]	(0.20)%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$2,778

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	9.76%	[5]
After fees waived and expenses absorbed	1.38%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(9.06)%	[5]
After fees waived and expenses absorbed	(0.68)%	[5]
Portfolio turnover rate	87%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
Panther Small Cap Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on December 31, 2014.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The Fund incurred offering costs of approximately $34,247, which are being amortized over a one-year period from December 31, 2014 (commencement of operations).

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period December 31, 2014 (commencement of operations) through November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Panther Capital Group, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.38% of the average daily net assets of the Fund.  This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period December 31, 2014 (commencement of operations) through November 30, 2015, the Advisor waived its advisory fees and absorbed other expenses totaling $201,797. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At November 30, 2015, the amount of these potentially recoverable expenses was $201,797.  The Advisor may recapture all or a portion of this amount no later than November 30, 2018.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period December 31, 2014 (commencement of operations) through November 30, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period December 31, 2014 (commencement of operations) through November 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$2,857,326

Gross unrealized appreciation	$232,562
Gross unrealized depreciation	(307,380)

Net unrealized depreciation on investments	$(74,818)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the period December 31, 2014 (commencement of operations) through November 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (16,297)	$ 16,298	$ (1)

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated earnings	-

Accumulated capital and other losses	(164,463)
Net unrealized depreciation on investments	(74,818)
Total accumulated deficit	$(239,281)

As of November 30, 2015, the Fund had a short-term non-expiring capital loss carryover of $164,463. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the period December 31, 2014 (commencement of operations) through November 30, 2015, the Fund received $9 in redemption fees.

Note 6 – Investment Transactions
For the period December 31, 2014 (commencement of operations) through November 30, 2015, purchases and sales of investments, excluding short-term investments, were $4,754,446 and $1,901,081, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period December 31, 2014 (commencement of operations) through November 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Fund’s shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Distributor.

For the period December 31, 2014 (commencement of operations) through November 30, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$2,614,086	$-	$-	$2,614,086
Short-Term Investments	168,422	-	-	168,422
Total Investments	$2,782,508	$-	$-	$2,782,508

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Panther Small Cap Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Note 11 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of Panther Small Cap Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of November 30, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 31, 2014 (commencement of operations) to November 30, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit  provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Panther Small Cap Fund as of November 30, 2015, and the results of its operations, the changes in its net assets, and its financial highlights for the period December 31, 2014 to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

Panther Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 822-2100. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	13	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	13	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present), a family office.	13	None.
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006-June 2014).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since September 2013	Chairman (2016 – present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).

Panther Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher, [a] (born 1958) Chief Executive Officer and President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Chief Financial Officer, Treasurer and Assistant Secretary	Since September 2013	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since September 2013	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Panther Small Cap Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Panther Small Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/15	11/30/15	6/1/15 – 11/30/15
Actual Performance	$ 1,000.00	$ 911.40	$ 6.62
Hypothetical (5% annual return before expenses)	1,000.00	1,018.14	6.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Panther Small Cap Fund
A series of Investment Managers Series Trust II

Investment Advisor
Panther Capital Group, LLC
600 Texas Street, Suite 202
Fort Worth, Texas 76102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Panther Small Cap Fund	PCGSX	46141T885

Privacy Principles of the Panther Small Cap Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Panther Small Cap Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 822-2100 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 822-2100 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (855) 822-2100.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Panther Small Cap Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 822-2100

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1 (855) 822-2100.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/15	FYE 11/30/14
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/5/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/5/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/5/2016